GOlogiq

Technology Enabled Financial Services

IMPORTANT DISCLAIMERS

Legal Disclaimer

The information provided in this presentation pertaining to GoLogiq, Inc. (US OTC: GOLQ) (collectively "GoLogiq", the "Company", "we" or "our"), its business assets, strategy and operations is for general informational purposes only and is not an offer to sell or a solicitation of an offer to buy any securities, options, futures, or other derivatives related to securities in any jurisdiction and its content is not prescribed by securities laws. Information contained in this presentation should not be relied upon as advice to buy or sell or hold such securities or as an offer to sell such securities. This presentation does not take into account nor does it provide any tax, legal or investment advice or opinion regarding the specific investment objectives or financial situation of any person. While the information in this presentation is believed to be accurate and reliable, GoLogiq and its agents, advisors, directors, officers, employees and shareholders make no representation or warranties, expressed or implied, as to the accuracy of such information and GoLogiq expressly disclaims any and all liability that may be based on such information or errors or omissions thereof. GoLogiq reserves the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide the recipient with access to the amended information or to notify the recipient thereof.

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Forward-Looking Information

This presentation contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information may relate to our future financial outlook and anticipated events or results and may include information regarding our financial position, business strategy, growth strategies, addressable markets, budgets, operations, financial results, taxes, dividend policy, plans and objectives. Particularly, information regarding our expectations of future results, performance, achievements, prospects or opportunities or the markets in which we operate is forward-looking information. In some cases, forward-looking information can be identified by the use of forward-looking terminology such as "plans", "targets", "expects" or "does not expect", "is expected", "an opportunity exists", "budget", "scheduled", "estimates", "outlook", "forecasts", "projection", "prospects", "strategy", "intends", "anticipates", "does not anticipate", "believes", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might", "will", "will be taken", "occur" or "be achieved". In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not historical facts but instead represent management's expectations, estimates and projections regarding future events or circumstances.

This forward-looking information includes, among other things, expectations regarding industry trends, overall market growth rates and our growth rates and growth strategies; continued growth of mobile app markets and addressable markets for our solutions; expectations regarding our revenue and the revenue generation potential of our payment-related and other solutions; our business plans and strategies; and our competitive position in our industry.

This forward-looking information and other forward-looking information are based on our opinions, estimates and assumptions in light of our experience and perception of historical trends, current conditions and expected future developments, as well as other factors that we currently believe are appropriate and reasonable in the circumstances. Despite a careful process to prepare and review the forward-looking information, there can be no assurance that the underlying opinions, estimates and assumptions will prove to be correct. Certain assumptions in respect of our ability to build our market share and enter new markets and industry verticals; our ability to retain key personnel; our ability to maintain and expand geographic scope; our ability to execute on our expansion plans; our ability to continue investing in infrastructure to support our growth and to enhance our current products and create new products which are attractive to customers; our ability to obtain and maintain existing financing on acceptable terms; currency exchange and interest rates; the impact of competition; the changes and trends in our industry or the global economy; and the changes in laws, rules, regulations, and global standards are material factors made in preparing forward-looking information and management's expectations.

The opinions, estimates and assumptions that forward-looking information is necessarily based and considered appropriate and reasonable as of the date of such statements, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking information, including but not limited to the risk factors described in greater detail in our filings with the Securities and Exchange Commission (SEC) including our Annual Report on Form 10-K and any subsequent public filings.

If any of these risks or uncertainties materialize, or if the opinions, estimates or assumptions underlying the forward-looking information prove incorrect, actual results or future events might vary materially from those anticipated in the forward-looking information. Although we have attempted to identify important risk factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other risk factors not presently known to us or that we presently believe are not material that could also cause actual results or future events to differ materially from those expressed in such forward-looking information. There can be no assurance that such information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information. Accordingly, readers should not place undue reliance on forward-looking information, which speaks only as of the date made. The forward-looking information contained in this presentation represents our expectations as of the date of this presentation, and are subject to change after such date. However, we disclaim any intention or obligation or undertaking to update or revise any forward-looking information whether as a result of new information, future events or otherwise, except as required under applicable securities laws.

Anticipated Acquisitions

No binding letter of intent or definitive acquisition agreements have been executed as of the date hereof for Fram Venture 7 AB (doing business as DragonLend), Blocbanc, Inc., Location AI, Inc., and Park Place Payments, Inc. GoLogiq and Symplefy, Inc. have entered into a Share Exchange Agreement dated July 10, 2023, but the transaction has not closed as of the date hereof. No assurances can be given that such acquisition will be consummated on the anticipated terms, if at all.

Third-Party Information

This presentation includes market and industry data obtained from various publicly available sources and other sources believed by the Company to be true. Although the Company believes it to be reliable, the Company has not independently verified any of the data from third-party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources. The Company does not make any representation as to the accuracy of such information. Some numbers in this presentation may not be exact or add consistently due to rounding.

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Safe Harbor

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy our securities, nor shall there be any sale of our securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. All references in this presentation to dollars, "$" or "US$" are to United States dollars.

Who are we?

GoLogiq provides financial services through technology based solutions in both emerging and developed markets.

At the heart of the **GoLogiq Ecosystem**, is our Radix core…



PARK PLACE
Symplefy
Payroll
SMEs Loans
DragonLend
PARK PLACE
Payment/ Transfer C.B
GOlogiq
RADIX
Asset protection/ Tracking
Banking
Bloc
LOCATION A.I
Insurance
Credit card

RADIX

AI-powered data based decision making

GoLogiq's Radix™, a Big Data analytics platform extracts and leverages Data from multiple sources and applies artificial intelligence ("AI") algorithms to evaluate trends and create predictive behavior associated with them.

Radix™ was utilized by GoLoqiq and SEA Limited (NYSE: SE) a $50 billion eCommerce, mobile gaming and delivery business on a major project to determine online buying habits of urban dwellers.

Radix™ is the analytical backbone of all Gologiq's operations:

- **Symplefy**: Employee payroll & attendance analysis
- **Bloc**: Banking, payment, consumer and business behavior insights
- **LocationAI**: Precision tracking optimization
- **DragonLend & ParkPlace**: Credit and payment analysis

PS. We began building it back in 2013 so it's not a 'me too' trend.

Rapid Fintech growth in Africa and SEA

Global fintech revenue growth by region, 2021-2030, in $bn

Africa will be the fastest-growing region with a 13-fold increase



2021
2030
70.6
600
130
520
34.5
190
10
125
5
65
APAC
North America
Europe
Latam
Africa

Over the past two years, in particular, adoption of fintech has skyrocketed among consumers and small businesses. In Vietnam, the region's fintech poster child, the number of startups has jumped from 1,600 at the start of the COVID-19 pandemic to over 3,000. Innovations abound, and the growth prospects are endless.

Asia | Insights | Trending

Southeast Asia Sees Number of Fintechs Rise by 3588% Since 2000; Reveals RoboCash Group

by Tom Bleach February 11, 2023

JUNE 26, 2023 | AFRICAN BUSINESS

Africa's Fintech Market Poised for Significant Growth

In African Business, BCG's Aparna Pande outlines why the African fintech market is expected to reach $65 billion in revenue by 2030. Favorable conditions on the continent,

Why Southeast Asia is the next hotspot for fintech

Asia-Pacific projected to be the largest fintech market by 2030: Report

The report, Global Fintech 2023: Reimagining the Future of Finance, predicts that APAC will have a compound annual growth rate (CAGR) of 27 percent, surpassing North America's CAGR of 17 percent.

Symplefy — Time, attendance and payroll for MSMEs in SEA & Africa

Market overview:

Vietnam has 2.7 million MSMEs, and Africa has 40M+ MSMEs.

Problem:

For MSMEs, time, attendance, and payroll are complicated, time-consuming, excel-intensive, & expensive.

Outsourcing to a payroll company or using dedicated personnel is prohibitively expensive for MSMEs

Solution:

Symplefy fills the market void by offering everything a typical MSME needs (attendance, leave-paid time off, payroll, fraud detection, etc.) at an affordable price.

All costs are transparent and constant; companies can scale their headcount indefinitely without paying extra.

Symplefy

Great product positioning and high market upside


Features/
Functionality
High value zone
Symplefy
MISA AMIS
CoffeeHR
Empower People
1Office
FastWork
VietinSoft
MISA AMIS
Basic version
Low value zone
Free
$85/month
$170/month
Price

- Competitive offering: Symplefy charges a fixed rate while others charges per head count (companies don't have to pay more as their headcount grows)
- Unique positioning: Symplefy fills the void for a high functionality/affordable solution. Current value proposition is arguably the highest in the market.

DragonLend Working capital loans to SMEs in Vietnam

Market overview:

Small and medium enterprises (SMEs) and micro-SMEs (MSMEs) form the backbone of Vietnam's economy, accounting for nearly 70 percent of GDP and 80 percent of the country's employment in 2020.

SMEs and MSMEs in Vietnam has $21.7 billion in unmet financing need.

Problem:

SMEs and MSMEs face much difficulties getting loans from banks due to long application time, rigid product terms, and strict document requirements set by the Government.

Limited viable alternative financing channels due to "black money" lenders and dangerous loan sharks.

Solution:

Dragonlend provides fairer, faster, and easier access to short-term loans.

DragonLend

Profitable business in favorable market

- DragonLend's loan book will grow to $15M in 2024, and is expected to grow to $100M by 2027.
- Near zero default rate and low customer acquisition cost through large business network and highly skilled account management team.
- DragonLend offers loans through Supply Chain Financing, and charges interests up front.

→ Drastically reduces risk and improves cash flow, while maintaining positive unit economics.



Net income projections - 5 years
2,000,000
1,500,000
1,000,000
500,000
0
34,689
27,698
188,050
593,659
1,587,944
2023
2024
2025
2026
2027



Revenue projections - 5 years
10,000,000
7,500,000
5,000,000
2,500,000
0
313,048
977,599
1,680,353
2,624,595
4,686,014
9,504,929
2022
2023
2024
2025
2026
2027

Bloc

Banking and payment solutions for SMEs in Africa

Market overview:

Fintech is growing rapidly in Africa, but is being hindered by high infrastructure cost and unforgiving regulatory environment.

Problem:

Expensive Central Bank licensing regime, poor collaborative sentiments from existing banks, and an antagonistic regulatory stance

Solution:

Bloc is the only player with aggregated infrastructure, complete global API infrastructure, and necessary licenses.

Bloc allows SMEs to create bank accounts, issue virtual NGN and USD cards, send money, accept online payments, and manage everything with ease on a unified dashboard.

Most investors and people in general, attach a stigma to African countries such as Nigeria, and therein is the opportunity.

28
Total Number of Banks
(22 Commercial, 6 Merchant)

250
Total Number of FinTechs

300
Active MicroFinance Banks

> $900M
Total Funding for FinTechs

$ 17.2B
Total Remittance to Nigeria

$ 53B
Nigeria's Small Business Global Trade

161
Listed companies on the Nigerian Stock Exchange (NSE)

17M
Registered companies

Bloc Leader in technical infrastructure and licensing

Build, launch, and scale FinTech products in 3 months or less + orchestrate transactions from multiple service providers from one dashboard and scale globally.

Bloc HQ services all aspects of the value chain and financial services ecosystem.

Companies can scale regulatory hurdles, launch FinTech products faster across multiple geographies and access capital.

Companies can save cost and time spent on discovering, integrating, maintaining and scaling multiple transaction options.

They will enjoy FinTech-specific banking and settlement services via Founders Bank—our rails merchant bank.

bloc → Getwallets. (Rebranding to Orchestrate) → Founders Bank →

Bloc Leader in technical infrastructure and licensing

Tech Stack & Licenses

Fully Licensed/Compliant + Proprietary & Aggregated F/BaaS API Platform + Advanced Tools for Global Transaction Orchestration & Settlement

Our platform will accelerate the inevitable paradigm shift in how all organizations approach the internet economy. We are live in Nigeria and have completed agreements and APIs swaps for USA and 32 African countries.

Bloc—PSSP & MFB License

Full Suite Proprietary & 3rd Party Aggregated APIs—

- KYC & Onboarding APIs
- Accounts and Wallet APIs
- Bills Payment APIs
- Cash In/Cash Out/Transfers APIs
- Card Issuing APIs
- Float as a Service APIs
- Payments APIs (MPGS, BNPL)

Getwallets.

(Rebranding to Orchestrate)

Aggregated infrastructure for Wallets and Global Transaction Orchestration

Founders Bank—Merchant Bank License

- Business Banking Services
- Reconciliation & Settlement Services (Cross-border & Local)
- Liquidity Management
- FX Transactions
- Credit & Convertibles
- Asset Management & Advisory Services and more

Location AI - Location Based Intelligence Service

Market overview:

With industrial and smart technology development, accurate tracking has become more important, raising the need for indoor tracking and high precision tracking.

Global market size estimation for location based services in 2027 is $184B, at 26.3% CAGR. Highest CAGR is in Asia-Pacific, at 30% CAGR.

Problem:

Current location tracking developers focus only on the outdoor.

Small, cheap and hyper accurate tracking devices that work for indoor environment are previously unavailable.

Solution:

Location AI devices use cloud based positioning and mapping, which let users track with hyper accuracy both indoor and outdoor.

Wide range of application, including: insurance, asset tracking, elderly care, smart building, time & attendance

Product: Infrastructure-free Location Tracking System

Hardware & Software System:

- OS for outdoor & indoor LBS
- Modular Design
- Embedded AI
- 5G capacity

AI & Machine Learning

- High-value Asset Tracking & Management
- Insurance Claims & Monitoring
- Time & Attendance Monitoring
- Fall detection & Prediction
- Building Hygiene & Facility Management
- ESG & Energy Management



PARK PLACE

Payment processing & lending solutions for SMEs in USA

Market overview:

After covid-19, payment habits have changed for both consumers and SMEs towards contactless payment.

A large proportion of women face difficulties re-entering the job market, creating a huge employment gap.

Problem:

Although payment solution has many large competitors, only a rare few offer fast and high quality customer service.

Untapped potential from women that are disadvantaged by the global pandemic. This demographic has great potential as service salespeople, due to their existing connection with local SMEs.

Solution:

ParkPlace offers SMEs high quality payment processing solutions, with outstanding customer experience through in-house customer service team, and unique sales model.

ParkPlace offers free education on payment processing and lifetime commission to all account executives, further promoting excellent service.

PARK PLACE

Payment processing & lending solutions for SMEs in USA

- 1.600 account executives across all 50 states.
- 3.5 M revenue projected in 2023.
- Small business lending product soon to be released in 2023.
- The Park Place model will be replicated in Vietnam and several African countries.



PARK PLACE

Financial Projections

- Labels for Gologiq only (blue)
- Fintech standalone companies (green)



$5.2
$3.0
$14.0
$32.0
$72.0
$75.0
$170.0
2022
2023F
2024F
2025F

Leadership

- **CEO - Granger Whitelaw** - Former investment banker, Cowan Financial Group, CEO & Founder Rocket Racing League, Entrepreneur & Media Exec, 25 years C-level experience
- **CFO – Steve Jones** - former CFO $8B IT services company operating in US and SE Asia
- **CTO - Kelvin Cheung** - entrepreneur and data science expert , 20+ years of experience
- **Director, Special Projects - Brent Suen** - 18 years technology finance, 16 years Intelligence community

- **Independent Board Director - Candice Beaumont** - CIO Salsano Group $1.5B Family Office, World Economic Forum 'Young Global Leader' recipient.
- **Independent Board Director - Peter Bordes** - Founder Trajectory Ventures/ Trajectory Capital (NYSE – TCOA), a later-stage investing platform and Growth fund. 25 year AdTech veteran and technologist.
- **Board Director – Granger Whitelaw**
- **Board Director – Brent Suen**
- **Board Director – John MacNeil** – 30 year financial industry veteran, 10 years portfolio manager Schroders Global Tech Fund.
- **Board Advisor – James Keyes** - former global CEO 7-11 Stores, former CEO Blockbuster Video
- **Board Advisor – Sim Farrar** - US Ambassador to the United Nations (UN)